Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sound Revolution Inc. (the "Company") on Form 10-QSB for the fiscal quarter ended November 30, 2004 as filed with the Securities and Exchange Commission on January 14, 2005 (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 14, 2005	/s/ Heather Remillard
Heather Remillard
President & Chief Executive Officer

Dated: January 14, 2005	/s/ Penny Green
Penny Green
Chairman, Treasurer, Chief Financial Officer